                              CONSENT OF KPMG LLP


                                                                    Exhibit 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
Locus One Communications, Inc.


We consent to the use of our report incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                                        /s/ KPMG LLP


McLean, Virginia
May 1, 2001